Exhibit 99.1

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UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In Re. CLEARSIDE BIOMEDICAL, INC.§ Case No. 25-12109 § Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 11/30/2025 Petition Date: 11/23/2025 Months Pending: 0 Industry Classification: 3 2 5 4 Reporting Method:Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 0 Debtor’s Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ George Lasezkay George Lasezkay Signature of Responsible Party Printed Name of Responsible Party 12/22/2025 Date 900 North Point Parkway, Suite 200 Alpharetta, GA 30005 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) - Mac 1

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $3,013,880 b. Total receipts (net of transfers between accounts) $40,249 $40,249 c. Total disbursements (net of transfers between accounts) $1,010 $1,010 d. Cash balance end of month (a+b-c) $3,053,119 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $1,010 $1,010 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $39,926 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $-24,737,296 e. Total assets $-24,366,242 f. Postpetition payables (excluding taxes) $269,375 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $269,375 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $2,297,423 n. Total liabilities (debt) (j+k+l+m) $2,566,798 o. Ending equity/net worth (e-n) $-26,933,040 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $1,080 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $1,080 d. Selling expenses $0 e. General and administrative expenses $-261,497 f. Other expenses $-211,821 g. Depreciation and/or amortization (not included in 4b) $-27,932 h. Interest $9,286 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $-490,885 $-490,885 UST Form 11-MOR (12/01/2021) - Mac 2

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i COOLEY LLP Lead Counsel $0 $0 $0 $0 ii RICHARDS, LAYTON & FING Local Counsel $0 $0 $0 $0 iii BERKELEY RESEARCH GROU Financial Professional $0 $0 $0 $0 iv EPIQ CORPORATE RESTRUC Other $0 $0 $0 $0 v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021) - Mac 3

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii UST Form 11-MOR (12/01/2021) - Mac 4

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 lxxix lxxx lxxxi lxxxii lxxxiii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i N/A Other $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv UST Form 11-MOR (12/01/2021) - Mac 5

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021) - Mac 6

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii lxxix lxxx lxxxi lxxxii lxxxiii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021) - Mac 7

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by Yes No N/A the court? i. Do you have: Worker’s compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as Yes No set forth under 28 U.S.C. § 1930? UST Form 11-MOR (12/01/2021) - Mac 8

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C § 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/ eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ George Lasezkay George Lasezkay Signature of Responsible Party Printed Name of Responsible Party Chief Executive Officer 12/22/2025 Title Date UST Form 11-MOR (12/01/2021) - Mac 9

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo UST Form 11-MOR (12/01/2021) - Mac 10

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 UST Form 11-MOR (12/01/2021) - Mac 11

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Debtor’s Name CLEARSIDE BIOMEDICAL, INC. Case No. 25-12109 PageThree PageFour UST Form 11-MOR (12/01/2021) - Mac 12

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IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: CLEARSIDE BIOMEDICAL, INC.[1] Debtor.	Chapter 11 Case No. 25-12109 (TMH)

GLOBAL NOTES TO THE MONTHLY OPERATING

REPORT SUPPORTING DOCUMENTATION

Reporting Period: November 23, 2025 – November 30, 2025

The debtor and debtor in possession (the “Debtor”) in the above-captioned chapter 11 case (the “Chapter 11 Case”) has prepared and filed the attached November 30, 2025 Monthly Operating Report (the “MOR”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtor has prepared the MOR with the assistance of its advisors and professionals solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Case and is in a format consistent with the instructions provided by the Office of the United States Trustee for the District of Delaware. The financial information contained herein is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder.

In preparing the MOR, the Debtor relied on financial data available from the limited books and records available to it at the time of such preparation, as well certain filings from the docket in the Chapter 11 Case. Although the Debtor made commercially reasonable efforts to ensure the accuracy and completeness of the MOR, inadvertent errors or omissions may exist.2 For the avoidance of doubt, the Debtor hereby reserves its right to amend and supplement the MOR as may be necessary or appropriate.

Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtor and its advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each statement, representation, and answer contained in the MOR.

[1]

The Debtor and the last four digits of its taxpayer identification number are: Clearside Biomedical, Inc. (7375). The Debtor’s mailing address is 900 North Point Parkway, Suite 200, Alpharetta, GA 30005.

[2]	The Debtor, and its agents, advisors, attorneys, and other professionals, as applicable, do not guarantee or warrant the accuracy or completeness of the data that is provided in the MOR.

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Part 1: Cash Receipts and Disbursements. The MOR presents the Debtor’s receipts and disbursements for the period from November 23, 2025 through November 30, 2025.

Part 2: Asset and Liability Status. The amounts identified in Part 2 of the MOR are derived from the Debtor’s unaudited and estimated accrual-based Balance Sheet as of November 30, 2025. Intercompany balances represent the cumulative receivable / (payable) amounts between the Debtor and its non-Debtor subsidiary, which are fully offset on a consolidated basis. Accounts Payable and Accrued Liabilities have been split based on amounts owed for pre- and post- petition balances to the best of the Debtors’ ability, and are subject to an ongoing reconciliation process. Post-petition payables include accrued liability amounts.

Part 3: Assets Sold or Transferred. The Debtor did not sell any assets outside the ordinary course of business from November 23, 2025 to November 30, 2025.

Part 4: Income Statement (Statement of Operations). This MOR presents the Debtor’s best estimate of its accrual-basis Statement of Operations for the period from November 23, 2025 through November 30, 2025. General and Administrative expenses are inclusive of all Selling, General, and Administrative expenses. Other expenses are inclusive of research and development expenses as well as non-cash stock-based compensation expense.

Part 5: Professional Fees and Expenses. The Debtor did not make any payments to restructuring professionals (whether retained or anticipated to be retained) during the period from November 23, 2025 through November 30, 2025.

Part 6: Postpetition Taxes. The Debtor collects, withholds, and incurs income taxes, sales and use taxes, ad valorem property taxes, business entity taxes and fees, and licensing and regulatory fees (collectively, the “Taxes and Fees”). The Debtor remits the Taxes and Fees to various federal, state, and local governments (collectively the “Authorities”) on a periodic basis in accordance with applicable law. On December 19, 2025, the Court entered an order [Docket No. 96] authorizing, but not directing, the Debtor to, among other things, pay Taxes and Fees that arise or accrue in the ordinary course of business on a postpetition basis consistent with prepetition practices. The Debtor did not pay or accrue any postpetition taxes for the period from November 23, 2025 through November 30, 2025. The Debtor believes that it is current with respect to any outstanding, post-petition amounts due.

MOR Part 7: Questionnaire. The Debtor made no payments to insiders for the period from November 23, 2025 through November 30, 2025. For purposes of this MOR, the Debtor defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtor; (d) relatives of the Debtor’s directors, officers, or persons in control of the Debtor; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtor does not take a position with respect to: (a) any insider’s influence over the control of the Debtor; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtor or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

* * * END OF GLOBAL NOTES * * *

In re Clearside Biomedical, Inc. Debtor	Case 25-12109-TMH Doc 115 Filed 12/23/25 Page 15 of 18	Case No. 25-12109 Reporting Period: 11/23/25 to 11/30/25

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Line Item	Current Period
CASH BEGINNING OF MONTH	3,013,880
RECEIPTS
Collections of Accounts Receivable	30,963
Other Receipts	9,286
TOTAL RECEIPTS	40,249
DISBURSEMENTS
Independent Contractors	-
Vendor Payables	-
Rent & Occupancy	-
Taxes	-
Other Operating Disbursements	(697)
Other Non-Operating Disbursements	(313)
TOTAL DISBURSEMENTS	(1,010)

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	39,239

CASH - END OF MONTH	3,053,119

In re Clearside Biomedical, Inc. Debtor	Case 25-12109-TMH Doc 115 Filed 12/23/25 Page 16 of 18	Case No. 25-12109 Reporting Period: 11/23/25 to 11/30/25

BALANCE SHEET (UNAUDITED)

Line Item	Current Period
ASSETS
Cash	3,053,119
Accounts Receivable	39,926
Prepaid Expenses	2,211,180
Intercompany Receivables (Payables)	(30,041,522)
TOTAL CURRENT ASSETS	(24,737,296)

Property and Equipment, Net	15,661
Right of Use Asset	324,955
Other Assets	30,437
TOTAL ASSETS	(24,366,242)
LIABILITIES AND EQUITY
A/P (Pre-Petition)	47,893
A/P	-
Accrued Liabilities (Pre-Petition)	271,278
Accrued Liabilities	269,375
Current Portion of Lease Liability	385,808
TOTAL CURRENT LIABILITIES	974,354

Warrant Liabilities	1,192,444
Other Non-Current Liabilities	400,000
TOTAL LIABILITIES	2,566,798

Common Stock	78,510

Additional Paid-In-Capital	320,373,858

Accumulated Deficit	(347,385,409)

TOTAL EQUITY	(26,933,040)

TOTAL LIABILITIES & EQUITY	(24,366,242)

In re Clearside Biomedical, Inc. Debtor	Case 25-12109-TMH Doc 115 Filed 12/23/25 Page 17 of 18	Case No. 25-12109 Reporting Period: 11/23/25 to 11/30/25

STATEMENT OF OPERATIONS (UNAUDITED)

Line Item	Current Period
REVENUES
License and Other Revenue	1,080
TOTAL REVENUES	1,080

EXPENSES
Cost of Goods Sold	-
Research and Development	(6,868)
General and Administrative	(261,497)
Stock Based Compensation	(204,953)
Depreciation	(27,933)
TOTAL EXPENSES	(501,251)

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(500,171)

OTHER INCOME (LOSS)
Interest Income	9,286
Other Income, Net	-
TOTAL OTHER INCOME (LOSS)	9,286

NET INCOME (LOSS)	(490,885)

In re Clearside Biomedical, Inc. Debtor	Case 25-12109-TMH Doc 115 Filed 12/23/25 Page 18 of 18	Case No. 25-12109 Reporting Period: 11/23/25 to 11/30/25

BANK ACCOUNTS

Bank name	Account type	Account number (last four digits)	Period-end bank balance	Currency
Silicon Valley Bank	Clearside Operating Account	1971	250,000	USD
Silicon Valley Bank	Cash Sweep Account	9063	1,194,380	USD
Morgan Stanley	Money Market Investment Account	3453	1,608,740	USD

TOTAL BANK BALANCE			3,053,119	USD